UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22795

First Trust Intermediate Duration Preferred & Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
Intermediate Duration Preferred & Income Fund (FPF)
Semi-Annual Report
For the Six Months Ended
April 30, 2020

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Semi-Annual Report
April 30, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Intermediate Duration Preferred & Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Stonebridge are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Intermediate Duration Preferred & Income Fund (FPF)
Semi-Annual Letter from the Chairman and CEO
April 30, 2020
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Intermediate Duration Preferred & Income Fund (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2020.
Just one month ago, I noted in a letter to shareholders that a handful of states were set to open some “nonessential” businesses by early May. As of May 20, 2020, I am pleased to report that all 50 states and U.S. territories have eased some restrictions on businesses and social activity. Keep in mind, however, that the plan does entail governors phasing in the opening of businesses in the coming weeks or potentially months, so I see this news as essentially marking the beginning of the rebuilding process for the U.S. economy. We all need to be aware as well of the possibility of an uptick or even surge in the coronavirus (“COVID-19”) infections as more people venture out of their homes. Prior to the last couple of weeks or so, the stay-at-home mandate severely restricted the movements of close to 315 million Americans, according to The Washington Post. To put this further into perspective, because so many stores have been closed and so many people have been hunkering down at home, retail-store traffic in the U.S. plunged 91.2% year-over-year for the week ended May 16, 2020, according to Bloomberg. Truly amazing!
In this COVID-19 pandemic, there appears to be a notable disconnect between the state of the U.S. economy, which is expected to go from bad to downright terrible between the first quarter and second quarter of the year, and the performance of the stock market, which has been much better than expected. While the data and commentary in this report are technically supposed to run through April 30, 2020, I feel compelled to offer insight that is as up to date as possible. The 2020 peak in the stock market, as measured by the S&P 500® Index (the “Index”), occurred on February 19. That day also marked the all-time high for the Index. From February 19, 2020, through March 23, 2020, the Index declined by 33.92% on a price-only basis (no dividends included), according to Bloomberg. We should note that the Index slid into bear market territory on March 12, 2020. A bear market is defined by a 20% or greater decline in price from its most recent peak. That took just 16 trading days, the quickest plunge into a bear market ever. From March 23, 2020 through May 20, 2020, the Index staged an impressive rebound, posting a price-only gain of 32.82%, according to Bloomberg. As of May 20, 2020, the Index stood just 12.24% below its all-time high set on February 19, 2020. But the game, as they say, is not over. Even though stocks have rebounded significantly from their March lows, 68% of the money managers that participated in the most recent Bank of America global fund manager survey believe that stocks are still in a bear market, according to MarketWatch. What are they likely concerned about? In addition to a dismal economic outlook for the near-term, research from Bespoke Investment Group, an independent research firm, indicates that there have been 25 bear markets since 1928 and 60% of the time the Index declined a second time during the bear market and went on to establish a new low for the period.
With respect to the state of the economy, the Congressional Budget Office announced on May 19, 2020, that it sees real U.S. gross domestic product (“GDP”) declining by an annualized 38% in the second quarter of 2020, reportedly in line with Wall Street economists, according to CNBC. Some estimates are more dire. The GDP estimate from the Atlanta Federal Reserve calls for a 42% plunge. These numbers are so large in scope they are mind-boggling. The Bureau of Economic Analysis is scheduled to release its GDP report on July 30, 2020. Until then, we may continue to have a disconnect between the economy and the markets. Let us hope it is as positive as the one we are currently enjoying.
The U.S. government shut down huge chunks of our economy in order to protect lives and prevent our health care system from being overwhelmed by COVID-19 patients. Our economic woes, in other words, are man-made. The remedies to this pandemic will also likely be man-made. They could come in the form of therapeutics and/or a vaccine. Perhaps more than one vaccine. At this stage of the pandemic fight, we have one message for investors: Stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Intermediate Duration Preferred & Income Fund (FPF)
“AT A GLANCE”
As of April 30, 2020 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FPF
Common Share Price	$20.49
Common Share Net Asset Value (“NAV”)	$20.71
Premium (Discount) to NAV	(1.06)%
Net Assets Applicable to Common Shares	$1,258,666,423
Current Distribution per Common Share(1)	$0.1325
Current Annualized Distribution per Common Share	$1.5900
Current Distribution Rate on Common Share Price(2)	7.76%
Current Distribution Rate on NAV(2)	7.68%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 4/30/20	1 Year Ended 4/30/20	5 Years Ended 4/30/20	Inception (5/23/13) to 4/30/20
Fund Performance(3)
NAV	-11.99%	-4.73%	4.87%	6.25%
Market Value	-11.74%	-1.18%	5.92%	5.38%
Index Performance
ICE BofA Fixed Rate Preferred Securities Index	-1.86%	3.80%	5.15%	5.14%
ICE BofA U.S. Capital Securities Index	-1.86%	5.89%	4.36%	4.97%
Blended Index(4)	-1.83%	4.87%	4.77%	5.07%

(1)	Most recent distribution paid or declared through 4/30/2020. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 4/30/2020. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	The Blended Index consists of the following: ICE BofA Fixed Rate Preferred Securities Index (50%) and ICE BofA U.S. Capital Securities Index (50%). The Blended Index was added to reflect the diverse allocation of institutional preferred and hybrid securities in the Fund’s Portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index. The Blended Index returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above

First Trust Intermediate Duration Preferred & Income Fund (FPF)
“AT A GLANCE” (Continued)
As of April 30, 2020 (Unaudited)
Industry Classification	% of Total Investments
Banks	39.0%
Insurance	15.1
Capital Markets	8.4
Electric Utilities	7.2
Food Products	5.9
Oil, Gas & Consumable Fuels	5.1
Multi-Utilities	4.0
Diversified Telecommunication Services	3.4
Diversified Financial Services	2.4
Metals & Mining	1.9
Energy Equipment & Services	1.7
Transportation Infrastructure	1.1
Trading Companies & Distributors	0.9
Real Estate Management & Development	0.7
Equity Real Estate Investment Trusts	0.7
Consumer Finance	0.6
Independent Power & Renewable Electricity Producers	0.5
Thrifts & Mortgage Finance	0.5
Mortgage Real Estate Investment Trusts	0.4
Gas Utilities	0.4
Aerospace & Defense	0.1
Total	100.0%

Top Ten Holdings	% of Total Investments
Emera, Inc., Series 16-A	4.2%
Enel S.p.A.	2.8
Credit Agricole S.A.	1.9
BHP Billiton Finance USA Ltd.	1.9
Barclays PLC	1.9
Land O’Lakes, Inc.	1.8
Barclays PLC	1.8
QBE Insurance Group Ltd.	1.6
Koninklijke KPN N.V.	1.5
CoBank ACB, Series I	1.5
Total	20.9%

Credit Quality(5)	% of Total Fixed-Income Investments
A-	1.2%
BBB+	13.9
BBB	24.9
BBB-	23.6
BB+	22.5
BB	6.0
BB-	3.2
B+	0.1
Not Rated	4.6
Total	100.0%

(5)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Portfolio Commentary
First Trust Intermediate Duration Preferred & Income Fund (FPF)
Semi-Annual Report
April 30, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Intermediate Duration Preferred & Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is the sub-advisor to the Fund and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.
Stonebridge Advisors LLC Portfolio Management Team
Scott T. Fleming – Chief Executive Officer and President
Robert Wolf – Chief Investment Officer, Senior Vice President and Senior Portfolio Manager
Eric Weaver - Chief Strategist and Senior Vice President
Commentary
Market Recap
The six-month period ended April 30, 2020 was negative for the preferred and hybrid securities market as the coronavirus (“COVID-19”) outbreak and subsequent global economic slowdown overshadowed a bullish start to the period. The beginning of the period through mid-February 2020 was positive for the preferred and hybrid securities market with robust fund inflows from yield seeking investors driven by strong underlying credit fundamentals, accommodative central bank policies, and encouraging economic and geopolitical developments. However, the COVID-19 economic disruption coupled with the breakdown of OPEC+ negotiations between Russia and Saudi Arabia materially changed the market backdrop and contributed to significant volatility across all financial markets in March. In response to the United States economy largely grinding to a halt and expectations of a spike in unemployment, the Federal Reserve (the “Fed”) and Congress approved massive easing and stimulus measures, respectively, designed to support financial markets, workers and businesses across the country. At the same time, we witnessed large and unprecedented monetary and fiscal policy measures taken by other countries to help prevent a deep and protracted global recession. These actions, along with the drastic economic slowdown due to COVID-19, have materially changed the landscape of the preferred and hybrid securities market from where things stood in mid-February. As a result of the aggressive actions by central banks, shorter-term interest rates, as measured by 2-Year Treasuries, fell about 133 basis points (“bps”) during the period while 10-Year Treasuries fell almost 105 bps. For the fiscal year-to-date, European bank contingent convertible capital securities (“CoCos”), which are a subset of the institutional market, underperformed all other parts of the preferred and hybrid securities market, returning -4.28%, according to the ICE USD Contingent Capital Index (“CDLR”). The exchange-traded market returned -2.62% while the investment grade institutional market returned -2.35%, according to the ICE Core Plus Fixed Rate Preferred Securities Index (“P0P4”) and the ICE BofA US Investment Grade Institutional Capital Securities Index (“CIPS”), respectively.
Performance Analysis
The Fund produced a total return of -11.74% based on market price and -11.99% based on net asset value (“NAV”) for the six-month period ended April 30, 2020, underperforming the benchmark’s, which is a 50/50 blend of the ICE BofA Fixed Rate Preferred Securities Index (“P0P1”) and the ICE BofA U.S. Capital Securities Index (“C0CS”), return of -1.83%. During the same period, leverage as a percentage of total adjusted net assets for the Fund was reduced from 30.45% as of November 1, 2019 to 25.77% as of April 30, 2020 and detracted approximately -5.37% from performance. The Fund also employed an interest rate swap hedging strategy, which was adversely affected by the falling interest rate environment and resulted in a -0.40% drag on performance.
Although leverage was the biggest single detractor to the Fund’s relative performance, massive pricing dislocations that occurred during the latter half of the period drove much of the underperformance of the Fund and contributed to the significant discrepancy compared to the benchmark. The price action during the second half of March 2020 was extremely volatile, with massive pricing dislocations occurring on a day-to-day basis between the different segments of the preferred and hybrid securities market. Valuations between U.S. and non-U.S. banks widened significantly along with investment grade (“IG”) versus non-investment grade securities as forced sellers and a flight to quality created vast pricing inefficiencies. In some cases, valuations briefly touched levels not seen since 2009.
After the market reached its lows on March 23, all segments rallied strongly through the end of the period, with notable underperformance in non-investment grade and less on-the-run securities as non-traditional buyers entered the space and

Portfolio Commentary (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
Semi-Annual Report
April 30, 2020 (Unaudited)
opportunistically added select names. This included large U.S. banks and insurers, as well as Japanese insurers. The Fund was generally underweight these sectors due to poor valuations that existed during the first half of the first quarter of 2020 prior to the COVID-19 disruption. Sectors that lagged in the price recovery are those most exposed to the COVID-19 disruption (energy, industrials, REITS) as well as many off-the-run small cap issues; however, credit fundamentals of the majority of the underlying issuers with preferred securities remain strong, in our view.
Despite the underperformance, we remain confident that most issuers in the preferred and hybrid securities market, including banks, insurers and utilities, entered the period in a position of strength and much of the selling in the period was driven by illiquidity from funds outflows and a rapid unwinding of leverage, and not fundamental credit concerns. The credit team at Stonebridge has undergone conservative stress tests across the issuers within the portfolio and remains confident in dividend and coupon paying capacity on preferred and hybrid securities at this time.
The actions of central banks also materially affected performance for the Fund. As interest rates fell across the curve in response to massive central bank easing and stimulus, variable rate securities underperformed their fixed rate counterparts. This was due to the fact that the market began pricing securities to maturity or perpetuity after the sell-off, rather than to first call. Under these circumstances, and with a lower forward rate curve, the yield to maturity of many variable rate securities was inferior to fixed rate securities. The Fund has generally been overweight variable rate securities. We believe the willingness of central banks to act quickly and forcefully in the financial markets should be viewed as a positive for the space in general and should help backstop valuations and investor sentiment.
In response to the significant economic slowdown from COVID-19, we have been making portfolio adjustments on both a fundamental credit and security structure basis. We have reduced or eliminated issuers that we believe will be adversely affected by the recession that is underway. We have also modestly increased the duration and lengthened the call protection of the portfolio as we expect rates to remain lower for a longer period of time than we did pre-COVID 19. This includes focusing on fixed for life and higher reset variable rate securities that should hold up better in the current environment, in our opinion. Finally, we are actively taking advantage of pricing dislocations, particularly in the exchange-traded market segment, as well as the new issuance market.
Market and Fund Outlook
Given the unprecedented nature of COVID-19, we believe it may take six months or longer to see normalization in the global financial markets. The recent volatile price movements in oil demonstrates that risk assets prices may not fully be reflecting the severity of the economic disruption that is in progress. As a result, we believe that we may continue to experience volatility in the preferred and hybrid securities market as investors evaluate idiosyncratic risks embedded in the underlying sectors and issuers. Nonetheless, we remain positive with respect to the preferred and hybrid securities market due to the general strength of the underlying issuer base which should allow the asset class to withstand a severe recession better than many other risk assets. In addition, although preferred and hybrid securities have rebounded from the recent lows achieved in March 2020, various segments of the market continue to trade at historically attractive prices and current yield spreads in an extraordinarily low interest rate environment that is likely to remain low for an extended period of time. We believe this presents an opportunity for investors, especially in actively managed funds that can source opportunities in both the primary and secondary markets, to achieve positive returns and earn an attractive yield while they wait for an economic recovery.

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments
April 30, 2020 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 30.5%
	Banks – 4.8%
43,907	Bank of America Corp., Series GG	6.00%	(a)	$1,190,758
56,245	Bank of America Corp., Series HH	5.88%	(a)	1,496,117
84,796	Citigroup, Inc., Series K (b)	6.88%	(a)	2,320,019
192,650	Citizens Financial Group, Inc., Series D (b)	6.35%	(a)	4,901,016
18,137	Citizens Financial Group, Inc., Series E	5.00%	(a)	440,185
458,135	Fifth Third Bancorp, Series A (c)	6.00%	(a)	12,502,504
162,010	First Citizens BancShares, Inc., Series A	5.38%	(a)	4,081,032
30,981	First Republic Bank, Series I	5.50%	(a)	820,067
674,619	GMAC Capital Trust I, Series 2, 3 Mo. LIBOR + 5.79% (d)	7.48%	02/15/40	15,212,658
223,851	JPMorgan Chase & Co., Series DD	5.75%	(a)	5,965,629
2,903	KeyCorp, Series F	5.65%	(a)	74,375
56,946	KeyCorp, Series G	5.63%	(a)	1,466,929
89,328	Regions Financial Corp., Series B (b)	6.38%	(a)	2,419,002
25,601	US Bancorp, Series K	5.50%	(a)	678,427
13,214	Wells Fargo & Co., Series O	5.13%	(a)	326,914
7,996	Wells Fargo & Co., Series P	5.25%	(a)	200,300
157,363	Wells Fargo & Co., Series X	5.50%	(a)	4,036,361
84,237	Wells Fargo & Co., Series Y	5.63%	(a)	2,204,482
				60,336,775
	Capital Markets – 1.5%
177,164	Affiliated Managers Group, Inc. (c)	5.88%	03/30/59	4,469,848
12,323	Apollo Global Management, Inc., Series A	6.38%	(a)	322,000
264,954	Apollo Global Management, Inc., Series B	6.38%	(a)	6,796,070
28,642	Goldman Sachs Group (The), Inc., Series J (b)	5.50%	(a)	723,210
7,881	Goldman Sachs Group (The), Inc., Series K (b)	6.38%	(a)	203,409
27,327	Morgan Stanley, Series E (b)	7.13%	(a)	743,294
107,668	Morgan Stanley, Series F (b)	6.88%	(a)	2,908,113
19,625	Morgan Stanley, Series K (b)	5.85%	(a)	517,708
44,856	Oaktree Capital Group LLC, Series A	6.63%	(a)	1,164,910
52,490	Oaktree Capital Group LLC, Series B (c)	6.55%	(a)	1,344,794
5,730	State Street Corp., Series G (b)	5.35%	(a)	155,168
				19,348,524
	Consumer Finance – 0.7%
15,671	Capital One Financial Corp., Series F	6.20%	(a)	401,961
246,226	Capital One Financial Corp., Series I	5.00%	(a)	5,712,444
124,519	Capital One Financial Corp., Series J	4.80%	(a)	2,753,115
				8,867,520
	Diversified Financial Services – 1.1%
212,291	Equitable Holdings, Inc., Series A	5.25%	(a)	5,120,459
300,000	National Rural Utilities Cooperative Finance Corp. (c)	5.50%	05/15/64	8,229,000
15,294	Voya Financial, Inc., Series B (b)	5.35%	(a)	395,197
				13,744,656
	Diversified Telecommunication Services – 1.8%
35,164	AT&T, Inc.	5.35%	11/01/66	906,176
22,451	AT&T, Inc.	5.63%	08/01/67	592,931
307,305	AT&T, Inc., Series C	4.75%	(a)	7,071,088
131,079	Qwest Corp.	6.88%	10/01/54	3,101,329
21,333	Qwest Corp.	6.63%	09/15/55	498,125
98,542	Qwest Corp.	7.00%	02/01/56	2,368,950
135,804	Qwest Corp.	6.50%	09/01/56	3,150,653

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Diversified Telecommunication Services (Continued)
200,000	Qwest Corp.	6.75%	06/15/57	$4,774,000
				22,463,252
	Equity Real Estate Investment Trusts – 0.9%
209,282	Digital Realty Trust, Inc., Series L (c)	5.20%	(a)	5,376,455
122,639	Farmland Partners, Inc., Series B, steps up 10/01/24 to 10.00% (c) (e)	6.00%	(a)	2,723,812
79,260	Global Net Lease, Inc., Series A	7.25%	(a)	1,762,742
10,560	National Storage Affiliates Trust, Series A	6.00%	(a)	269,280
42,420	Public Storage, Series F	5.15%	(a)	1,117,343
				11,249,632
	Food Products – 2.8%
824,835	CHS, Inc., Series 2 (b) (c)	7.10%	(a)	21,693,160
546,059	CHS, Inc., Series 3 (b) (c)	6.75%	(a)	13,826,214
				35,519,374
	Gas Utilities – 0.5%
188,428	South Jersey Industries, Inc. (c)	5.63%	09/16/79	4,797,377
55,498	Spire, Inc., Series A (c)	5.90%	(a)	1,483,462
				6,280,839
	Independent Power & Renewable Electricity Producers – 0.3%
164,218	Brookfield Renewable Partners L.P., Series 17	5.25%	(a)	4,261,457
	Insurance – 8.0%
476,547	Aegon Funding Co., LLC	5.10%	12/15/49	11,441,893
41,495	Allstate (The) Corp., Series H	5.10%	(a)	1,062,272
697,931	American Equity Investment Life Holding Co., Series A (b)	5.95%	(a)	16,212,937
193,648	AmTrust Financial Services, Inc.	7.25%	06/15/55	3,210,684
210,480	AmTrust Financial Services, Inc.	7.50%	09/15/55	3,582,369
18,724	Arch Capital Group Ltd., Series E	5.25%	(a)	451,436
9,828	Arch Capital Group Ltd., Series F	5.45%	(a)	244,914
33,608	Aspen Insurance Holdings Ltd.	5.63%	(a)	802,559
256,060	Aspen Insurance Holdings Ltd.	5.63%	(a)	6,089,107
13,828	Aspen Insurance Holdings Ltd. (b)	5.95%	(a)	334,638
679,496	Athene Holding Ltd., Series A (b) (c)	6.35%	(a)	16,491,368
6,613	Athene Holding Ltd., Series B	5.63%	(a)	153,488
71,159	Axis Capital Holdings Ltd., Series E	5.50%	(a)	1,751,934
552,538	Delphi Financial Group, Inc., 3 Mo. LIBOR + 3.19% (c) (d)	4.88%	05/15/37	12,432,105
164,571	Enstar Group Ltd., Series D (b)	7.00%	(a)	4,092,881
147,588	Global Indemnity Ltd.	7.75%	08/15/45	3,497,836
175,443	Global Indemnity Ltd.	7.88%	04/15/47	4,210,632
5,334	Hanover Insurance Group (The), Inc.	6.35%	03/30/53	136,710
17,261	Hartford Financial Services Group (The), Inc., Series G	6.00%	(a)	460,696
28,531	National General Holdings Corp.	7.63%	09/15/55	707,569
26,528	National General Holdings Corp., Series B	7.50%	(a)	599,533
162,112	National General Holdings Corp., Series C	7.50%	(a)	3,752,893
74,873	Prudential Financial, Inc.	5.75%	12/15/52	1,892,789
30,474	Prudential Financial, Inc.	5.70%	03/15/53	770,078
803	Reinsurance Group of America, Inc. (b)	6.20%	09/15/42	20,340
11,712	Reinsurance Group of America, Inc. (b)	5.75%	06/15/56	298,890
193,776	W.R. Berkley Corp.	5.63%	04/30/53	4,879,280
19,983	W.R. Berkley Corp.	5.75%	06/01/56	509,167
				100,090,998
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Mortgage Real Estate Investment Trusts – 0.6%
23,458	AGNC Investment Corp., Series C (b)	7.00%	(a)	$539,534
221,445	AGNC Investment Corp., Series F (b)	6.13%	(a)	4,818,643
77,579	Annaly Capital Management, Inc., Series F (b)	6.95%	(a)	1,747,079
				7,105,256
	Multi-Utilities – 3.8%
322,976	Algonquin Power & Utilities Corp. (b) (c)	6.88%	10/17/78	8,914,137
497,803	Algonquin Power & Utilities Corp., Series 19-A (b) (c)	6.20%	07/01/79	13,604,956
16,695	CMS Energy Corp.	5.88%	10/15/78	446,758
3,036	CMS Energy Corp.	5.88%	03/01/79	83,429
36,254	Dominion Energy, Inc., Series A	5.25%	07/30/76	928,465
722,571	Integrys Holding, Inc. (b) (c)	6.00%	08/01/73	18,244,918
273,180	Just Energy Group, Inc., Series A (b)	8.50%	(a)	592,801
200,000	NiSource, Inc., Series B (b) (c)	6.50%	(a)	5,514,000
				48,329,464
	Oil, Gas & Consumable Fuels – 1.5%
216,905	Enbridge, Inc., Series B (b)	6.38%	04/15/78	5,099,437
15,235	Energy Transfer Operating L.P., Series C (b)	7.38%	(a)	319,326
56,761	Energy Transfer Operating L.P., Series D (b)	7.63%	(a)	1,189,143
524,407	Energy Transfer Operating L.P., Series E (b)	7.60%	(a)	11,091,208
47,545	NuStar Energy L.P., Series A (b)	8.50%	(a)	822,528
51,186	NuStar Logistics, L.P., 3 Mo. LIBOR + 6.73% (d)	7.95%	01/15/43	976,629
				19,498,271
	Real Estate Management & Development – 0.9%
242,025	Brookfield Property Partners L.P., Series A	5.75%	(a)	4,840,500
323,206	Brookfield Property Partners L.P., Series A2	6.38%	(a)	6,939,233
				11,779,733
	Thrifts & Mortgage Finance – 0.7%
327,833	New York Community Bancorp, Inc., Series A (b) (c)	6.38%	(a)	8,179,433
	Trading Companies & Distributors – 0.6%
399,216	Air Lease Corp., Series A (b)	6.15%	(a)	7,193,872
	Total $25 Par Preferred Securities			384,249,056
	(Cost $397,546,990)
$100 PAR PREFERRED SECURITIES – 4.1%
	Banks – 4.0%
80,000	AgriBank FCB (b)	6.88%	(a)	8,080,000
179,000	CoBank ACB, Series F (b) (c)	6.25%	(a)	18,258,000
82,220	CoBank ACB, Series G (c)	6.13%	(a)	8,365,885
54,250	CoBank ACB, Series H (b) (c)	6.20%	(a)	5,628,437
102,000	Farm Credit Bank of Texas (b) (c) (f)	6.75%	(a)	10,302,000
				50,634,322
	Consumer Finance – 0.1%
35,000	SLM Corp., Series B, 3 Mo. LIBOR + 1.70% (d)	2.44%	(a)	1,434,300
	Total $100 Par Preferred Securities			52,068,622
	(Cost $52,927,346)
$1,000 PAR PREFERRED SECURITIES – 1.3%
	Banks – 0.3%
3,557	CoBank ACB, 3 Mo. LIBOR + 1.18% (d) (g)	2.49%	(a)	2,080,845

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$1,000 PAR PREFERRED SECURITIES (Continued)
	Banks (Continued)
1,475	Wells Fargo & Co., Series L	7.50%	(a)	$2,063,289
				4,144,134
	Diversified Financial Services – 1.0%
12,000	Compeer Financial ACA (b) (c) (f)	6.75%	(a)	12,120,000
	Total $1,000 Par Preferred Securities			16,264,134
	(Cost $16,472,916)
$1,000,000 PAR PREFERRED SECURITIES – 1.1%
	Banks – 1.1%
12	FT Real Estate Securities Co., Inc. (g) (h) (i)	9.50%	(a)	13,393,476
	(Cost $15,990,000)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 95.7%
	Banks – 41.9%
$18,335,000	Australia & New Zealand Banking Group Ltd. (b) (c) (f) (j)	6.75%	(a)	19,679,597
10,600,000	Banco Bilbao Vizcaya Argentaria S.A., Series 9 (b) (j)	6.50%	(a)	9,640,117
1,280,000	Banco Mercantil del Norte S.A. (b) (f) (j)	6.75%	(a)	1,020,864
5,000,000	Banco Mercantil del Norte S.A. (b) (f) (j)	7.50%	(a)	4,116,750
8,000,000	Banco Mercantil del Norte S.A. (b) (f) (j)	7.63%	(a)	6,475,600
11,600,000	Banco Santander S.A. (b) (j) (k)	7.50%	(a)	11,362,908
5,850,000	Bank of America Corp., Series JJ (b) (c)	5.13%	(a)	5,751,691
9,900,000	Bank of America Corp., Series X (b) (c)	6.25%	(a)	10,324,660
40,000	Barclays Bank PLC (f)	10.18%	06/12/21	42,878
29,561,000	Barclays PLC (b) (c) (j) (k)	7.88%	(a)	29,387,329
31,700,000	Barclays PLC (b) (c) (j)	8.00%	(a)	31,642,781
9,350,000	BBVA Bancomer S.A. (b) (f) (j)	5.88%	09/13/34	8,231,272
4,300,000	BNP Paribas S.A. (b) (f) (j)	7.38%	(a)	4,469,614
14,774,000	BNP Paribas S.A. (b) (c) (f) (j)	7.63%	(a)	15,041,779
15,100,000	Citigroup, Inc. (b) (c)	5.90%	(a)	15,269,875
6,000,000	Citigroup, Inc., Series P (b) (c)	5.95%	(a)	6,049,830
13,050,000	Citigroup, Inc., Series U (b) (c)	5.00%	(a)	11,875,500
3,500,000	Citizens Financial Group, Inc., Series C (b) (c)	6.38%	(a)	3,309,933
25,000,000	CoBank ACB, Series I (b) (c)	6.25%	(a)	25,375,000
20,000,000	Credit Agricole S.A. (b) (f) (j)	6.88%	(a)	19,963,900
11,600,000	Credit Agricole S.A. (b) (c) (f) (j)	7.88%	(a)	12,381,956
29,240,000	Credit Agricole S.A. (b) (c) (f) (j)	8.13%	(a)	32,620,875
9,080,000	Danske Bank A.S. (b) (j) (k)	6.13%	(a)	8,639,166
5,100,000	Danske Bank A.S. (b) (j) (k)	7.00%	(a)	5,010,750
3,450,000	Farm Credit Bank of Texas, Series 3 (b) (c) (f)	6.20%	(a)	3,129,374
15,500,000	HSBC Holdings PLC (b) (c) (j)	6.38%	(a)	15,404,132
9,160,000	ING Groep N.V. (b) (j)	5.75%	(a)	8,824,149
13,920,000	ING Groep N.V. (b) (j)	6.50%	(a)	13,853,880
24,900,000	ING Groep N.V. (b) (c) (j) (k)	6.88%	(a)	24,994,097
16,200,000	Intesa Sanpaolo S.p.A. (b) (f) (j)	7.70%	(a)	15,077,259
23,305,000	JPMorgan Chase & Co., Series V, 3 Mo. LIBOR + 3.32% (c) (d)	4.75%	(a)	20,374,280
12,500,000	Lloyds Banking Group PLC (b) (j)	6.75%	(a)	12,072,937
21,213,000	Lloyds Banking Group PLC (b) (j)	7.50%	(a)	20,883,138
2,800,000	Lloyds Banking Group PLC (b) (j)	7.50%	(a)	2,773,946
24,400,000	Nordea Bank Abp (b) (f) (j)	6.63%	(a)	24,572,874
5,400,000	Royal Bank of Scotland Group PLC (b) (c) (j)	8.00%	(a)	5,641,380
1,200,000	Skandinaviska Enskilda Banken AB (b) (j) (k)	5.63%	(a)	1,195,350
16,500,000	Societe Generale S.A. (b) (c) (f) (j)	7.38%	(a)	16,190,625
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$17,850,000	Societe Generale S.A. (b) (c) (f) (j)	7.88%	(a)	$17,516,473
65,000	Standard Chartered PLC (b) (k)	7.01%	(a)	68,664
1,700,000	Standard Chartered PLC (b) (c) (f) (j)	7.75%	(a)	1,722,083
825,000	Standard Chartered PLC (b) (j) (k)	7.75%	(a)	835,717
4,800,000	Swedbank AB (b) (j) (k)	6.00%	(a)	4,718,947
21,201,000	UniCredit S.p.A. (b) (c) (j) (k)	8.00%	(a)	19,341,863
				526,875,793
	Capital Markets – 9.7%
12,296,000	Apollo Management Holdings L.P. (b) (c) (f)	4.95%	01/14/50	11,063,430
19,000,000	Charles Schwab (The) Corp., Series G (b)	5.38%	(a)	19,498,750
16,800,000	Credit Suisse Group AG (b) (f) (j)	6.38%	(a)	16,562,028
5,100,000	Credit Suisse Group AG (b) (f) (j)	7.25%	(a)	5,090,795
7,829,000	Credit Suisse Group AG (b) (c) (f) (j)	7.50%	(a)	8,308,526
7,875,000	Credit Suisse Group AG (b) (c) (j) (k)	7.50%	(a)	8,357,344
22,250,000	Credit Suisse Group AG (b) (c) (f) (j)	7.50%	(a)	22,457,036
23,900,000	Goldman Sachs Group (The), Inc., Series Q (b) (c)	5.50%	(a)	24,304,985
300,000	Goldman Sachs Group (The), Inc., Series R (b) (c)	4.95%	(a)	277,709
4,800,000	UBS Group AG (b) (j) (k)	6.88%	(a)	4,988,155
1,165,000	UBS Group AG (b) (f) (j)	7.00%	(a)	1,192,022
				122,100,780
	Diversified Financial Services – 1.2%
15,249,000	Voya Financial, Inc. (b) (c)	5.65%	05/15/53	14,970,630
	Diversified Telecommunication Services – 2.7%
24,800,000	Koninklijke KPN N.V. (b) (c) (f)	7.00%	03/28/73	25,711,276
8,250,000	Koninklijke KPN N.V. (b) (c) (k)	7.00%	03/28/73	8,553,146
				34,264,422
	Electric Utilities – 9.6%
1,588,000	Duke Energy Corp. (b) (c)	4.88%	(a)	1,573,224
66,986,000	Emera, Inc., Series 16-A (b) (c)	6.75%	06/15/76	70,921,427
42,128,000	Enel S.p.A. (b) (c) (f)	8.75%	09/24/73	47,767,254
				120,261,905
	Energy Equipment & Services – 2.3%
25,600,000	Transcanada Trust (b)	5.50%	09/15/79	24,108,672
5,000,000	Transcanada Trust, Series 16-A (b)	5.88%	08/15/76	4,741,700
				28,850,372
	Food Products – 5.1%
6,000,000	Dairy Farmers of America, Inc. (c) (g)	7.13%	(a)	4,955,010
17,788,000	Land O’Lakes Capital Trust I (c) (g)	7.45%	03/15/28	18,410,580
10,000,000	Land O’Lakes, Inc. (c) (f)	7.25%	(a)	9,511,000
33,000,000	Land O’Lakes, Inc. (c) (f)	8.00%	(a)	31,020,000
				63,896,590
	Independent Power & Renewable Electricity Producers – 0.4%
4,900,000	AES Gener S.A. (b) (f)	6.35%	10/07/79	4,587,674
	Insurance – 11.7%
13,968,000	Asahi Mutual Life Insurance Co. (b) (c) (k)	6.50%	(a)	14,366,411
4,739,000	Asahi Mutual Life Insurance Co. (b) (c) (k)	7.25%	(a)	4,837,204
17,585,000	Assurant, Inc. (b) (c)	7.00%	03/27/48	17,295,080
16,490,000	AXIS Specialty Finance LLC (b) (c)	4.90%	01/15/40	14,480,723
15,300,000	Fortegra Financial Corp. (b) (c) (g)	8.50%	10/15/57	16,974,583

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Insurance (Continued)
$1,000,000	Fukoku Mutual Life Insurance Co. (b) (k)	6.50%	(a)	$1,077,070
6,200,000	Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR + 2.13% (d) (f)	3.82%	02/12/47	4,846,819
2,000,000	La Mondiale SAM (b) (c) (k)	5.88%	01/26/47	2,091,852
4,723,000	Lincoln National Corp., 3 Mo. LIBOR + 2.36% (d)	4.05%	05/17/66	3,219,882
1,219,000	MetLife, Inc.	6.40%	12/15/36	1,364,116
4,700,000	Mitsui Sumitomo Insurance Co., Ltd. (b) (c) (f)	7.00%	03/15/72	5,048,952
3,000,000	Nationwide Financial Services Capital Trust (c) (l)	7.90%	03/01/37	3,394,095
2,910,000	Nationwide Financial Services, Inc. (c)	6.75%	05/15/37	3,243,885
24,300,000	QBE Insurance Group Ltd. (b) (c) (f)	7.50%	11/24/43	26,224,560
22,465,000	QBE Insurance Group Ltd. (b) (c) (k)	6.75%	12/02/44	24,441,808
7,000,000	Reinsurance Group of America, Inc., 3 Mo. LIBOR + 2.67% (d)	3.41%	12/15/65	4,812,500
				147,719,540
	Metals & Mining – 2.5%
28,800,000	BHP Billiton Finance USA Ltd. (b) (c) (f)	6.75%	10/19/75	31,874,256
	Multi-Utilities – 1.4%
10,700,000	CenterPoint Energy, Inc., Series A (b) (c)	6.13%	(a)	9,771,186
9,000,000	NiSource, Inc. (b) (c)	5.65%	(a)	8,284,410
				18,055,596
	Oil, Gas & Consumable Fuels – 5.2%
5,515,000	DCP Midstream Operating L.P. (b) (f)	5.85%	05/21/43	2,584,329
4,000,000	Enbridge, Inc. (b)	5.50%	07/15/77	3,513,020
24,100,000	Enbridge, Inc. (b)	6.25%	03/01/78	22,105,604
19,000,000	Enbridge, Inc., Series 16-A (b)	6.00%	01/15/77	17,038,155
20,365,000	Energy Transfer Operating L.P., 3 Mo. LIBOR + 3.02% (d)	4.78%	11/01/66	11,587,685
3,000,000	Energy Transfer Operating L.P., Series G (b)	7.13%	(a)	2,349,450
6,500,000	Enterprise Products Operating LLC, 3 Mo. LIBOR + 2.78% (d)	4.36%	06/01/67	5,081,343
2,080,000	Enterprise Products Operating LLC, Series D (b)	4.88%	08/16/77	1,813,230
				66,072,816
	Trading Companies & Distributors – 0.6%
11,045,000	AerCap Holdings N.V. (b)	5.88%	10/10/79	7,421,688
	Transportation Infrastructure – 1.4%
18,772,000	AerCap Global Aviation Trust (b) (c) (f)	6.50%	06/15/45	13,825,578
3,844,000	BNSF Funding Trust I (b) (c)	6.61%	12/15/55	3,956,418
				17,781,996
	Total Capital Preferred Securities			1,204,734,058
	(Cost $1,263,326,886)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 0.7%
	Aerospace & Defense – 0.2%
2,400,000	Boeing (The) Co.	5.81%	05/01/50	2,400,000
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Insurance – 0.5%
$6,600,000	AmTrust Financial Services, Inc. (c)	6.13%	08/15/23	$6,033,980
	Total Corporate Bonds and Notes			8,433,980
	(Cost $8,985,520)

Total Investments – 133.4%	1,679,143,326
(Cost $1,755,249,658) (m)
Outstanding Loan – (34.7)%	(437,000,000)
Net Other Assets and Liabilities – 1.3%	16,523,097
Net Assets – 100.0%	$1,258,666,423

Interest Rate Swap Agreements:
Counterparty	Floating Rate (1)	Expiration Date	Notional Amount	Fixed Rate (1)	Unrealized Appreciation (Depreciation)/ Value
Bank of Nova Scotia	1 month LIBOR	01/23/25	$165,000,000	1.786%	$(11,779,719)

(1)	The Fund pays the fixed rate and receives the floating rate. The floating rate on April 30, 2020 was 0.625%.

(a)	Perpetual maturity.
(b)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at April 30, 2020. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(c)	All or a portion of this security serves as collateral on the outstanding loan.
(d)	Floating rate security.
(e)	Step-up security. A security where the coupon increases or steps up at a predetermined date.
(f)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by Stonebridge Advisors LLC (“Stonebridge”), the Fund’s sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2020, securities noted as such amounted to $492,351,308 or 39.1% of net assets.
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2E - Restricted Securities in the Notes to Financial Statements).
(h)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At April 30, 2020, securities noted as such are valued at $13,393,476 or 1.1% of net assets.
(i)	This security’s value was determined using significant unobservable inputs. (see Note 2A- Portfolio Valuation in the Notes to Financial Statements).
(j)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At April 30, 2020, securities noted as such amounted to $492,260,014 or 29.0% of managed assets. Of these securities, 4.0% originated in emerging markets, and 96.0% originated in foreign markets.
(k)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(l)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by Stonebridge.
(m)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $23,415,069 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $111,301,120. The net unrealized depreciation was $87,886,051. The amounts presented are inclusive of derivative contracts.

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 4/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$25 Par Preferred Securities:
Insurance	$ 100,090,998	$ 80,865,840	$ 19,225,158	$ —
Multi-Utilities	48,329,464	30,084,546	18,244,918	—
Other industry categories*	235,828,594	235,828,594	—	—
$100 Par Preferred Securities:
Banks	50,634,322	—	50,634,322	—
Consumer Finance	1,434,300	1,434,300	—	—
$1,000 Par Preferred Securities:
Banks	4,144,134	2,063,289	2,080,845	—
Diversified Financial Services	12,120,000	—	12,120,000	—
$1,000,000 Par Preferred Securities*	13,393,476	—	—	13,393,476
Capital Preferred Securities*	1,204,734,058	—	1,204,734,058	—
Corporate Bonds and Notes*	8,433,980	—	8,433,980	—
Total Investments	$ 1,679,143,326	$ 350,276,569	$ 1,315,473,281	$ 13,393,476
LIABILITIES TABLE
	Total Value at 4/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Interest Rate Swap Agreement	$ (11,779,719)	$ —	$ (11,779,719)	$ —

*	See Portfolio of Investments for industry breakout.
Level 3 Par Preferred Securities that are fair valued by the Advisor’s Pricing Committee are footnoted in the Portfolio of Investments. All Level 3 Par Preferred Securities values are based on unobservable inputs.
The following table presents the activity of the Fund’s investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.
Beginning Balance at October 31, 2019
$1,000,000 Par Preferred Securities	$14,525,256
Net Realized Gain (Loss)	—
Net Change in Unrealized Appreciation/Depreciation	(1,131,780)
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at April 30, 2020
$1,000,000 Par Preferred Securities	13,393,476
Total Level 3 holdings	$13,393,476
There was a net change of $(1,131,780) in unrealized appreciation (depreciation) from Level 3 investments held as of April 30, 2020.
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statement of Assets and Liabilities
April 30, 2020 (Unaudited)
ASSETS:
Investments, at value (Cost $1,755,249,658)	$ 1,679,143,326
Cash	4,933,284
Cash segregated as collateral for open swap contracts	15,920,993
Receivables:
Interest	16,085,923
Investment securities sold	1,249,352
Dividends	926,494
Interest reclaims	187,529
Dividend reclaims	103,917
Prepaid expenses	28,670
Total Assets	1,718,579,488
LIABILITIES:
Outstanding loan	437,000,000
Swap contracts, at value	11,779,719
Payables:
Investment securities purchased	9,050,560
Investment advisory fees	1,111,138
Interest and fees on loan	612,911
Administrative fees	119,603
Shareholder reporting fees	110,001
Custodian fees	59,350
Audit and tax fees	21,588
Transfer agent fees	5,000
Financial reporting fees	823
Legal fees	744
Other liabilities	41,628
Total Liabilities	459,913,065
NET ASSETS	$1,258,666,423
NET ASSETS consist of:
Paid-in capital	$ 1,440,439,392
Par value	607,660
Accumulated distributable earnings (loss)	(182,380,629)
NET ASSETS	$1,258,666,423
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$20.71
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	60,765,997

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statement of Operations
For the Six Months Ended April 30, 2020 (Unaudited)
INVESTMENT INCOME:
Interest	$ 49,413,271
Dividends	14,670,846
Total investment income	64,084,117
EXPENSES:
Investment advisory fees	8,471,886
Interest and fees on loan	6,537,588
Administrative fees	327,669
Custodian fees	105,443
Shareholder reporting fees	100,912
Legal fees	33,058
Listing expense	30,649
Audit and tax fees	17,213
Transfer agent fees	11,710
Trustees’ fees and expenses	8,554
Financial reporting fees	3,906
Other	43,157
Total expenses	15,691,745
NET INVESTMENT INCOME (LOSS)	48,392,372
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(71,842,914)
Swap contracts	(145,045)
Net realized gain (loss)	(71,987,959)
Net change in unrealized appreciation (depreciation) on:
Investments	(143,797,816)
Swap contracts	(8,058,934)
Net change in unrealized appreciation (depreciation)	(151,856,750)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(223,844,709)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(175,452,337)
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2020 (Unaudited)	Year Ended 10/31/2019
OPERATIONS:
Net investment income (loss)	$ 48,392,372	$ 100,047,802
Net realized gain (loss)	(71,987,959)	(7,486,524)
Net change in unrealized appreciation (depreciation)	(151,856,750)	105,208,124
Net increase (decrease) in net assets resulting from operations	(175,452,337)	197,769,402
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(48,308,967)	(99,696,568)
Return of capital	—	(3,605,627)
Total distributions to shareholders	(48,308,967)	(103,302,195)
Total increase (decrease) in net assets	(223,761,304)	94,467,207
NET ASSETS:
Beginning of period	1,482,427,727	1,387,960,520
End of period	$ 1,258,666,423	$ 1,482,427,727
COMMON SHARES:
Common Shares at end of period	60,765,997	60,765,997

See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Statement of Cash Flows
For the Six Months Ended April 30, 2020 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(175,452,337)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(374,743,867)
Sales, maturities and paydown of investments	584,950,203
Net amortization/accretion of premiums/discounts on investments	58,819
Net realized gain/loss on investments	71,842,914
Net change in unrealized appreciation/depreciation on investments	143,797,816
Net change in unrealized appreciation/depreciation on swap contracts	8,058,934
Changes in assets and liabilities:
Decrease in interest receivable	4,220,103
Decrease in interest reclaims receivable	451,797
Increase in dividends receivable	(141,211)
Increase in prepaid expenses	(28,670)
Decrease in interest and fees payable on loan	(910,300)
Decrease in investment advisory fees payable	(412,915)
Decrease in audit and tax fees payable	(16,601)
Decrease in legal fees payable	(26,673)
Increase in shareholder reporting fees payable	48,659
Decrease in administrative fees payable	(72,806)
Decrease in custodian fees payable	(19,542)
Increase in transfer agent fees payable	3,347
Decrease in Trustees’ fees and expenses payable	(4,431)
Increase in financial reporting fees payable	52
Increase in other liabilities payable	27,749
Cash provided by operating activities		$261,631,040
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(48,308,967)
Repayment of borrowing	(271,000,000)
Proceeds from borrowing	62,000,000
Cash used in financing activities		(257,308,967)
Increase in cash and cash segregated as collateral for open swap contracts		4,322,073
Cash and cash segregated as collateral for open swap contracts at beginning of period		16,532,204
Cash and cash segregated as collateral for open swap contracts at end of period		$20,854,277
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$7,447,888
Cash and cash segregated as collateral for open swap contracts reconciliation:
Cash	$4,933,284
Cash segregated as collateral for open swap contracts	15,920,993
Cash and cash segregated as collateral for open swap contracts at end of period		$20,854,277
See Notes to Financial Statements

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 4/30/2020 (Unaudited)	Year Ended October 31,
		2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 24.40	$ 22.84	$ 25.26	$ 24.03	$ 23.69	$ 24.42
Income from investment operations:
Net investment income (loss)	0.80	1.65	1.73	1.86	1.94	1.96
Net realized and unrealized gain (loss)	(3.69)	1.61	(2.38)	1.26	0.35	(0.58)
Total from investment operations	(2.89)	3.26	(0.65)	3.12	2.29	1.38
Distributions paid to shareholders from:
Net investment income	(0.80)	(1.64)	(1.70)	(1.89)	(1.95)	(2.11)
Return of capital	—	(0.06)	(0.07)	—	—	—
Total distributions paid to Common Shareholders	(0.80)	(1.70)	(1.77)	(1.89)	(1.95)	(2.11)
Common Shares offering costs charged to paid-in capital	—	—	—	—	—	0.00 (a)
Net asset value, end of period	$20.71	$24.40	$22.84	$25.26	$24.03	$23.69
Market value, end of period	$20.49	$24.07	$20.47	$24.80	$22.66	$21.95
Total return based on net asset value (b)	(11.99)%	15.44%	(2.23)%	13.85%	10.68%	6.68%
Total return based on market value (b)	(11.74)%	27.06%	(10.78)%	18.53%	12.65%	10.02%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,258,666	$ 1,482,428	$ 1,387,961	$ 1,535,234	$ 1,459,929	$ 1,438,361
Ratio of total expenses to average net assets	2.25% (c)	2.70%	2.49%	2.09%	1.88%	1.76%
Ratio of total expenses to average net assets excluding interest expense	1.31% (c)	1.33%	1.33%	1.31%	1.34%	1.34%
Ratio of net investment income (loss) to average net assets	6.93% (c)	7.14%	7.21%	7.67%	8.34%	8.15%
Portfolio turnover rate	19%	40%	29%	31%	50%	48%
Indebtedness:
Total loan outstanding (in 000’s)	$ 437,000	$ 646,000	$ 620,000	$ 680,000	$ 645,000	$ 645,000
Asset coverage per $1,000 of indebtedness (d)	$ 3,880	$ 3,295	$ 3,239	$ 3,258	$ 3,263	$ 3,230

(a)	Amount is less than $0.01.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2020 (Unaudited)
1. Organization
First Trust Intermediate Duration Preferred & Income Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on February 4, 2013, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FPF” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its managed assets in preferred securities and other income producing securities issued by U.S. and non-U.S. companies, including traditional preferred securities, hybrid preferred securities that have investment and economic characteristics of both preferred securities and debt securities, floating rate and fixed-to-floating rate preferred securities, debt securities, convertible securities and contingent convertible securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to maintain, under normal market conditions, a duration of between three and eight years. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Preferred stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Corporate bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2020 (Unaudited)
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Swaps are fair valued utilizing quotations provided by a third-party pricing service or, if the third-party pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2020 (Unaudited)
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2020, is included with the Fund’s Portfolio of Investments.
B. Swap Agreements
The Fund may enter into interest rate swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties (“Counterparties”) on specified dates (settlement dates) where the cash flows are based on agreed upon prices, rates, etc. Payment received or made by the Fund for interest rate swaps are recorded on the Statement of Operations as “Net realized gain (loss) on swap contracts.” When an interest rate swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts, if any, is the premium received or paid. Swap agreements are individually negotiated and involve the risk of the potential inability of the Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by a Counterparty, the Fund will seek withdrawal of the collateral and may incur certain costs exercising its rights with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by changes in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund’s maximum interest rate risk to meet its future payments under swap agreements outstanding at April 30, 2020, is equal to the total notional amount as shown on the Portfolio of Investments. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset. When the Fund enters into a swap agreement, any premium paid is included in “Swap contracts, at value” on the Statement of Assets and Liabilities.
The Fund held interest rate swap agreements at April 30, 2020. An interest rate swap agreement involves the Fund’s agreement to exchange a stream of interest payments for another party’s stream of cash flows. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.
C. Restricted Cash
Restricted cash includes cash on deposit with other banks or brokers that is legally restricted as to the withdrawal and primarily serves as collateral for open swap contracts. The Fund presents restricted cash activity within “Increase in cash and cash segregated as collateral for open swap contracts” and as part of “Cash and cash segregated as collateral for open swap contracts at beginning of period” and “Cash and cash segregated as collateral for open swap contracts at end of period” in the Statement of Cash Flows, along with a reconciliation of those balances in the Statement of Assets and Liabilities. At April 30, 2020, the Fund had $15,920,993 in restricted cash associated with interest rate swap agreements as presented on the Statement of Assets and Liabilities as “Cash segregated as collateral for open swap contracts.”
D. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.
In July 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculations of the London Interbank Offered Rates (“LIBOR”) after 2021. Further, the FCA has subsequently stated, as recently as March 2020, that the central assumption continues to be that firms should not rely on LIBOR being published after the end of 2021.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2020 (Unaudited)
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
The Fund may hold real estate investments trusts (“REITs”). Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT’s fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
E. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2020, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Par Amount/Shares	Current Price	Carrying Cost	Value	% of Net Assets
CoBank ACB, 2.49%	3/29/18	3,557	$585.00	$2,409,867	$2,080,845	0.17%
Dairy Farmers of America, Inc., 7.13%	9/15/16	$6,000,000	82.58	6,000,000	4,955,010	0.39
Fortegra Financial Corp., 8.50%, 10/15/57	10/12/17 - 3/12/18	$15,300,000	110.94	15,344,281	16,974,583	1.35
FT Real Estate Securities Co., Inc., 9.50%	6/15/16	12	1,116,123.00	15,990,000	13,393,476	1.06
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	6/6/14 - 2/25/19	$17,788,000	103.50	18,497,206	18,410,580	1.46
				$58,241,354	$55,814,494	4.43%
F. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2019, was as follows:
Distributions paid from:
Ordinary income	$99,696,568
Capital gains	—
Return of capital	3,605,627

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2020 (Unaudited)
As of October 31, 2019, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(23,693,769)
Net unrealized appreciation (depreciation)	65,074,444
Total accumulated earnings (losses)	41,380,675
Other	—
Paid-in capital	1,441,047,052
Total net assets	$1,482,427,727
G. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2019, the Fund had $23,693,769 of capital loss carryforwards for federal income tax purposes.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of April 30, 2020, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
H. Expenses
The Fund will pay all expenses directly related to its operations.
I. New Accounting Pronouncement
On March 30, 2017, the FASB issued ASU 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. ASU 2017-08 was adopted for these financial statements and did not have a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2020 (Unaudited)
Stonebridge, a majority-owned affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.425% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
First Trust Capital Partners, LLC, an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund’s assets.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
For the six months ended April 30, 2020, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $364,888,848 and $579,277,376, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at April 30, 2020, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest Rate Swap Agreements	Interest Rate Risk	—	$ —	Swap contracts, at value	$ 11,779,719
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2020, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on swap contracts	$(145,045)
Net change in unrealized appreciation (depreciation) on swap contracts	(8,058,934)
The average notional value of interest rate swaps was $165,000,000 for the six months ended April 30, 2020.
The Fund does not have the right to offset financial assets and liabilities related to swap contracts on the Statement of Assets and Liabilities.
6. Borrowings
The Fund entered into a credit agreement with The Bank of Nova Scotia that has a maximum commitment amount of $725,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 75 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.15% on the undrawn amount of such facility on any date that the loan balance is less than 50% of the total commitment amount. The average amount outstanding between November 1, 2019 and April 30, 2020, was $599,483,516 with a

Notes to Financial Statements (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2020 (Unaudited)
weighted average interest rate of 2.33%. As of April 30, 2020, the Fund had outstanding borrowings of $437,000,000, which approximates fair value, under this committed facility agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the six months ended April 30, 2020, were 3.10% and 1.08%, respectively. The interest rate at April 30, 2020, was 1.08%.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2020 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2020 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 22, 2020. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of First Trust Intermediate Duration Preferred & Income Fund as the Class I Trustee for a three-year term expiring at the Fund’s annual meeting of shareholders in 2023. The number of votes cast in favor of Mr. Keith was 48,639,373, the number of votes against was 4,800,793 and the number of broker non-votes was 7,325,831. Richard E. Erickson, Thomas R. Kadlec, James A. Bowen and Niel B. Nielson are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Contingent Capital Securities Risk. CoCos provide for mandatory conversion into common stock of the issuer under certain circumstances, which may limit the potential for income and capital appreciation and, under certain circumstances, may result in complete loss of the value of the investment. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. CoCos may be considered to be high-yield securities (a.k.a. “junk” bonds) and, to the extent a CoCo held by the Fund undergoes a write down of principal, the Fund may lose some or all of its original investment in the CoCo. Subordinate securities such as CoCos are more likely to experience credit loss than non-subordinate securities of the same issuer - even if the CoCos do not convert to equity securities. Any losses incurred by subordinate securities, such as CoCos, are likely to be proportionately greater than non-subordinate securities and any recovery of principal and interest of subordinate securities may take more time. As a result, any perceived decline in creditworthiness of a CoCo issuer is likely to have a greater impact on the CoCo, as a subordinate security.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or Sub-Advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber

Additional Information (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2020 (Unaudited)
security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed rate securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity. Although the Fund seeks to maintain a duration, under normal market circumstances, excluding the effects of leverage, of between three and eight years, if the effect of the Fund’s use of leverage was included in calculating duration, it could result in a longer duration for the Fund.
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (LIBOR), which is being phased out by the end of 2021. There remains some uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate.
Interest Rate Swaps Risk. If short-term interest rates are lower than the Fund’s fixed rate of payment on an interest rate swap, the swap will reduce common share net earnings. In addition, a default by the counterparty to a swap transaction could also negatively impact the performance of the common shares.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or tnarket developments, changes in interest rates and perceived trends in securities prices. Shares ofthe Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID- l 9 in December 201 t has caused significant volatility and declines in

Additional Information (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2020 (Unaudited)
global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.
Potential Conflicts on Interest Risk. First Trust, Stonebridge and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and Stonebridge currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to Stonebridge) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and Stonebridge have a financial incentive to leverage the Fund.
Preferred/Hybrid Preferred and Debt Securities Risk. An investment in preferred/hybrid preferred and debt securities is subject to certain risks, including:
•	Issuer Risk. The value of these securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.
•	Interest Rate Risk. Interest rate risk is the risk that fixed rate securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of fixed rate securities generally will fall. Market value generally falls further for fixed rate securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.
•	Floating Rate and Fixed-to-Floating Rate Risk. The market value of floating rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the interest rate reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating rate securities.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio’s current earnings rate.
•	Subordination Risk. Preferred securities are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.
In addition, preferred and hybrid preferred securities are subject to certain other risks, including deferral and omission risk, limited voting rights risk and special redemption rights risk.
Risks of Concentration in the Financials Sector. Because the Fund invests 25% or more of its managed assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. The Fund may emphasize its investments in certain industries such as the banking and insurance industries and therefore may make the Fund more economically vulnerable in the event of a downturn in those industries. Additionally, banking and insurance institutions are subject to substantial regulations (and could be subject to further regulations in the future) that could adversely affect their ability to operate.

Additional Information (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
April 30, 2020 (Unaudited)
Trust Preferred Securities Risk. The risks associated with trust preferred securities typically include the financial condition of the financial institution that creates the trust, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution and issuing the trust preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make payments to holders of the trust preferred securities such as the Fund. The issuer of trust preferred securities is generally able to defer or skip payments for up to five years without being in default and certain enhanced trust preferred securities may have longer interest payment deferral periods.
Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for certain preferred securities and debt securities trading. Preferred securities and debt securities generally trade on an “over-the- counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of certain preferred securities and debt securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233-5000
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Eric Weaver has been appointed as portfolio managers by Stonebridge Advisors LLC for the registrant effective January 1, 2020.

(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

Eric Weaver is the Chief Strategist, Senior Vice President and Portfolio Manager of Stonebridge Advisors LLC. Mr. Weaver is a senior member of Stonebridge Advisors LLC’s Investment Committee and oversees the investment strategy across all fund products and separately managed accounts. In addition, Mr. Weaver leads the development of proprietary portfolio management, security selection, trading, and operational tools. Mr. Weaver has thirteen years of investment management experience in portfolio management, trading, risks analysis, and research. Mr. Weaver joined Stonebridge Advisors LLC in 2013. Prior to joining Stonebridge in 2013, Mr. Weaver worked at a private proprietary trading firm as a senior derivatives trader, with OTC and electronic trading experience on the NASDAQ OMX PHLX and CBOE options exchanges. In this role, Mr. Weaver focused on trading, portfolio and risk management, and pricing complex derivatives in a large and diverse portfolio of equities, options, and futures. Mr. Weaver received a B.A. degree in Economics and Mathematics and an MS degree in Economics from Lehigh University in Bethlehem, PA.

(2)	Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest.

Name of Portfolio Manager or Team Member*	Type of Accounts*	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
1. Eric Weaver	Registered Investment Companies:	5	$5.383 Bil	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	4606	$1.668 Bil	2	$0

Portfolio Manager Potential Conflicts of Interests

Stonebridge Advisors LLC (“Stonebridge”) avoids material conflicts that may arise from side-by-side management of the CEF and other account strategies, including other FT funds and Separately Managed Accounts by policies and procedures that are designed to ensure that each client is treated fairly. Stonebridge’s investment team considers every investment opportunity for each of our portfolios based on the portfolio or fund guidelines, restrictions and compliance rules. Trades are pre-allocated to those client portfolios for which the trade is suitable, given the portfolio’s goals and guidelines. Partial fills are governed by allocation rules that are designed to treat each client fairly.

(a)(3) Compensation Structure of Portfolio Managers or Management Team Members

Portfolio Manager Compensation

Stonebridge employees receive an annual salary, mid- and year-end bonuses based on company performance, medical benefits and a 401(k) plan.

Compensation consists of base salaries with upside potential in the form of mid-year and year-end performance bonuses. These bonuses are based on a number of factors: profitability of the firm, employee value to the firm success, investment performance and servicing of clients, employee ability to fit into the team, employee commitment, work ethic and effectiveness in carrying out assigned duties, employee dedication above and beyond expectations.

(a)(4) Disclosure of Securities Ownership

Information provided as of June 9, 2020.

Name	Dollar Range of Fund Shares Beneficially Owned

Eric Weaver	$10,001-50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not Applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Intermediate Duration Preferred & Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 8, 2020
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	July 8, 2020

* Print the name and title of each signing officer under his or her signature.